ADVANCED SERIES TRUST

Supplement dated July 24, 2012 to the
Prospectus and Statement of Additional Information, each dated April 30, 2012

This supplement sets forth changes to the Prospectus (the Prospectus) and the Statement of Additional Information (SAI), each dated April 30, 2012, of Advanced Series Trust (the Trust). The Portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI.

The Prospectus and SAI are amended as follows:

I. Subadviser Termination for AST Large-Cap Value Portfolio

The Board of Trustees of the Trust (the Board) has approved the termination of Eaton Vance Management (Eaton Vance) as subadviser to the AST Large-Cap Value Portfolio (the Large-Cap Portfolio). This change is expected to become effective on or about the close of business on August 20, 2012. All references to Eaton Vance are accordingly deleted from the Prospectus and SAI as of the effective date of the termination. The Large-Cap Portfolio’s subadvisory arrangements with Hotchkis and Wiley Capital Management, LLC will not be affected by the termination of Eaton Vance.

II. Proposed Investment Management Fee Rate Increase and Other Changes to AST CLS Moderate Asset Allocation Portfolio (to be renamed AST RCM World Trends Portfolio)

The Board recently approved increasing the contractual investment management fee rate for the AST CLS Moderate Asset Allocation Portfolio (the AST CLS Portfolio) as part of a change to the Portfolio’s structure and strategy (described below). Implementation of such investment management fee rate increase is subject to shareholder approval in accordance with the requirements of the Investment Company Act of 1940.

Prudential Investments LLC and AST Investment Services, Inc. (together, the Co-Managers) and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to: (i) terminate CLS Investments, LLC as the sole subadviser for the AST CLS Portfolio, which currently operates as a fund-of-funds; (ii) retain RCM Capital Management, LLC (RCM) as the subadviser for the Portfolio; and (iii) have RCM implement a new investment strategy for the Portfolio, which would no longer invest substantially all of its assets in other investment companies. Specifically, if the increased investment management fee rate is approved by the shareholders of the AST CLS Portfolio, the revised fee schedule will become effective upon the addition of RCM as subadviser to the Portfolio. Such additions are currently expected to occur on or about February 25, 2013. In turn, once RCM becomes subadviser to the Portfolio, it is expected that: (i) RCM will commence implementation of their new investment strategy for the Portfolio; (ii) the name of the Portfolio will be changed from the AST CLS Moderate Asset Allocation Portfolio to the AST RCM World Trends Portfolio; and (iii) certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and blended performance benchmark will become effective. Such changes are collectively referred to herein as the Portfolio Repositioning. More detailed information relating to the above-described investment management fee rate increase and the Portfolio Repositioning will be distributed to beneficial shareholders of the AST CLS Portfolio in a proxy statement that solicits the required shareholder approval of such investment management fee rate increase.

ASTSUP4